EXHIBIT 99.3

                       MORGAN STANLEY
                        MSAC 2004-HE9
                         All records

Table of Contents

1. Range of Combined Original LTV - FICO 500-524
2. Range of Combined Original LTV - FICO 525-549
3. Range of Combined Original LTV - Balance > 350K
4. Range of Combined Original LTV - Balance gt 500K
5. Range of Principal Balances - FICO 500 524
6. Range of Principal Balances - FICO 525 - 549
7. Range of Principal Balances > 350K
8. Range of Principal Balances > 500K
9. Documentation Level FICO 500 - 524
10. Documentation Level FICO 525-549
11. Documentation Level Balance > 350K
12. Documentation Level Balance > 500K



1. Range of Combined Original LTV - FICO 500-524

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Combined Original LTV - FICO 500-524      Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                             1     115,638        0.13       7.450        357        23.04        515
30.01 - 35.00                                             3     251,050        0.29       8.737        356        31.81        515
35.01 - 40.00                                             8     787,374        0.91       7.906        357        37.09        515
40.01 - 45.00                                             5     586,983        0.68       8.720        337        43.00        516
45.01 - 50.00                                            13   1,710,482        1.98       8.274        357        47.62        513
50.01 - 55.00                                            12   1,743,654        2.02       8.583        357        52.36        516
55.01 - 60.00                                            19   2,858,385        3.32       8.100        349        58.00        512
60.01 - 65.00                                            44   6,177,151        7.17       8.464        356        63.57        512
65.01 - 70.00                                            78  10,725,970       12.45       8.655        356        69.33        513
70.01 - 75.00                                           130  18,241,438       21.17       8.589        357        74.23        512
75.01 - 80.00                                           225  33,309,648       38.65       8.332        356        79.73        513
80.01 - 85.00                                            42   7,630,102        8.85       8.277        357        84.66        516
85.01 - 90.00                                            12   2,035,997        2.36       8.714        356        90.00        517
Total:                                                  592  86,173,872      100.00       8.435        356        74.02        513
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 23.04
Maximum: 90.00
Weighted Average: 74.02




2. Range of Combined Original LTV - FICO 525-549

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Combined Original LTV - FICO 525-549      Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                             2     135,402        0.09       8.814        278        18.58        542
20.01 - 25.00                                             2     141,700        0.09       8.292        357        24.70        538
25.01 - 30.00                                             5     736,167        0.47       7.237        351        29.01        539
30.01 - 35.00                                             7     762,440        0.49       8.140        357        31.78        535
35.01 - 40.00                                            10   1,321,206        0.85       7.592        357        36.96        539
40.01 - 45.00                                             9     754,681        0.48       7.745        330        43.21        539
45.01 - 50.00                                            24   2,813,370        1.80       8.221        345        47.90        537
50.01 - 55.00                                            26   3,862,437        2.48       7.774        343        53.07        534
55.01 - 60.00                                            35   4,471,678        2.87       7.922        355        58.33        538
60.01 - 65.00                                            63   9,858,815        6.32       8.055        350        63.09        538
65.01 - 70.00                                            99  15,417,141        9.89       8.014        347        68.75        535
70.01 - 75.00                                           145  21,526,039       13.81       8.231        355        74.12        537
75.01 - 80.00                                           276  41,114,710       26.38       8.094        353        79.51        536
80.01 - 85.00                                           283  43,002,505       27.59       8.183        354        84.70        537
85.01 - 90.00                                            58   9,692,712        6.22       8.157        354        89.53        539
90.01 - 95.00                                             2     259,997        0.17       8.759        358        95.00        545
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,046  155,870,997     100.00       8.113        352        75.80        537
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.47
Maximum: 95.00
Weighted Average: 75.80




3. Range of Combined Original LTV - Balance > 350K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Combined Original LTV - Balance > 350K    Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                             1     597,440        0.20       5.675        356        40.00        702
40.01 - 45.00                                             1     493,581        0.16       6.250        357        45.00        602
45.01 - 50.00                                             3   1,621,253        0.54       6.857        357        47.47        601
50.01 - 55.00                                             9   3,473,103        1.15       6.117        357        52.76        619
55.01 - 60.00                                            10   4,138,339        1.38       6.604        341        58.13        615
60.01 - 65.00                                            18   7,731,402        2.57       6.526        353        62.52        643
65.01 - 70.00                                            35  15,070,817        5.01       6.558        349        68.38        614
70.01 - 75.00                                            55  24,616,677        8.18       6.541        357        74.00        628
75.01 - 80.00                                           257  106,604,686      35.43       6.700        355        79.64        645
80.01 - 85.00                                           124  53,502,741       17.78       6.834        352        84.39        633
85.01 - 90.00                                           144  60,139,985       19.99       7.135        356        89.67        640
90.01 - 95.00                                            50  20,676,717        6.87       7.391        357        94.73        636
95.01 - 100.00                                            6   2,231,459        0.74       8.237        357       100.00        685
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  713  300,898,200     100.00       6.835        354        81.30        637
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 40.00
Maximum: 100.00
Weighted Average: 81.30




4. Range of Combined Original LTV - Balance gt 500K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Combined Original LTV - Balance gt 500K   Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                             1     597,440        1.82       5.675        356        40.00        702
45.01 - 50.00                                             2   1,231,147        3.75       6.684        356        47.49        611
60.01 - 65.00                                             1     643,436        1.96       7.100        357        61.43        582
65.01 - 70.00                                             2   1,345,372        4.09       6.336        357        69.87        603
70.01 - 75.00                                            10   5,800,054       17.65       6.342        357        73.58        644
75.01 - 80.00                                            16   9,230,249       28.09       6.892        357        79.60        673
80.01 - 85.00                                            17  10,069,413       30.64       6.516        353        84.38        656
85.01 - 90.00                                             6   3,394,152       10.33       7.411        357        89.01        631
90.01 - 95.00                                             1     548,930        1.67       8.200        357        94.83        638
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                   56  32,860,192      100.00       6.707        356        78.55        651
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 40.00
Maximum: 94.83
Weighted Average: 78.55




5. Range of Principal Balances - FICO 500 524

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Principal Balances - FICO 500 524         Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                          20     907,378        1.05      10.115        324        70.58        511
50,001 - 75,000                                         100   6,409,998        7.44       9.238        356        73.47        515
75,001 - 100,000                                         96   8,505,959        9.87       8.686        349        70.66        513
100,001 - 125,000                                        86   9,704,531       11.26       8.455        357        74.59        514
125,001 - 150,000                                        56   7,709,483        8.95       8.365        357        71.86        513
150,001 - 175,000                                        48   7,883,130        9.15       8.564        357        72.95        514
175,001 - 200,000                                        67  12,665,966       14.70       8.189        357        74.11        512
200,001 - 225,000                                        36   7,663,586        8.89       8.542        357        72.02        516
225,001 - 250,000                                        21   4,981,096        5.78       8.395        357        76.59        512
250,001 - 275,000                                        23   6,002,086        6.97       7.996        357        76.94        514
275,001 - 300,000                                         8   2,301,019        2.67       7.720        357        72.29        515
300,001 - 325,000                                         7   2,187,925        2.54       8.612        357        80.25        516
325,001 - 350,000                                         9   3,056,085        3.55       7.854        357        73.12        511
350,001 - 375,000                                         4   1,452,244        1.69       8.034        357        83.80        509
375,001 - 400,000                                         1     391,272        0.45       8.490        357        70.00        500
400,001 - 425,000                                         7   2,878,770        3.34       8.095        357        76.25        510
425,001 - 450,000                                         1     431,086        0.50       8.990        357        85.00        509
475,001 - 500,000                                         1     499,371        0.58       8.330        358        78.62        520
500,001 - 750,000                                         1     542,890        0.63       8.500        356        85.00        513
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  592  86,173,872      100.00       8.435        356        74.02        513
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 35,957
Maximum: 542,890
Average: 145,564




6. Range of Principal Balances - FICO 525 - 549

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Principal Balances - FICO 525 - 549       Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                          48   2,261,688        1.45       9.348        324        67.19        537
50,001 - 75,000                                         161  10,005,356        6.42       9.004        337        75.96        537
75,001 - 100,000                                        167  14,763,654        9.47       8.391        350        72.47        538
100,001 - 125,000                                       148  16,619,569       10.66       8.349        354        76.59        538
125,001 - 150,000                                       116  15,955,104       10.24       8.271        354        76.73        537
150,001 - 175,000                                        74  11,967,452        7.68       7.990        357        75.61        537
175,001 - 200,000                                        82  15,437,587        9.90       8.075        350        74.20        537
200,001 - 225,000                                        66  13,999,533        8.98       7.964        354        76.70        537
225,001 - 250,000                                        43  10,218,053        6.56       8.117        353        74.90        536
250,001 - 275,000                                        45  11,772,421        7.55       7.718        357        77.69        537
275,001 - 300,000                                        31   8,900,375        5.71       7.713        357        77.83        535
300,001 - 325,000                                        23   7,172,445        4.60       7.737        357        74.57        537
325,001 - 350,000                                         5   1,682,660        1.08       7.104        320        76.61        536
350,001 - 375,000                                        13   4,686,328        3.01       7.787        357        79.18        537
375,001 - 400,000                                         6   2,327,705        1.49       7.780        357        79.41        538
400,001 - 425,000                                         5   2,060,250        1.32       7.757        357        73.78        539
425,001 - 450,000                                         6   2,657,222        1.70       6.884        357        77.36        537
450,001 - 475,000                                         1     458,860        0.29       6.990        357        80.00        544
475,001 - 500,000                                         6   2,924,735        1.88       8.524        356        76.91        537
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,046  155,870,997     100.00       8.113        352        75.80        537
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 34,976
Maximum: 499,103
Average: 149,016




7. Range of Principal Balances > 350K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Principal Balances > 350K                 Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
350,001 - 375,000                                       202  73,167,050       24.32       6.905        352        81.91        631
375,001 - 400,000                                       157  60,902,195       20.24       6.753        354        81.58        641
400,001 - 425,000                                        91  37,563,143       12.48       6.876        353        81.18        630
425,001 - 450,000                                        68  29,756,083        9.89       6.917        356        82.35        627
450,001 - 475,000                                        60  27,765,239        9.23       6.632        356        81.70        653
475,001 - 500,000                                        79  38,884,297       12.92       6.984        355        81.02        637
500,001 - 750,000                                        56  32,860,192       10.92       6.707        356        78.55        651
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  713  300,898,200     100.00       6.835        354        81.30        637
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 350,088
Maximum: 750,000
Average: 422,017



8. Range of Principal Balances > 500K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Range of Principal Balances > 500K                 Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
500,001 - 750,000                                        56  32,860,192      100.00       6.707        356        78.55        651
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                   56  32,860,192      100.00       6.707        356        78.55        651
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 501,288
Maximum: 750,000
Average: 586,789




9. Documentation Level FICO 500 - 524

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Documentation Level FICO 500 - 524                 Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
Full                                                    458  64,133,318       74.42       8.290        355        74.77        513
Limited                                                  22   4,228,122        4.91       8.265        357        75.29        514
Stated Documentation                                    112  17,812,432       20.67       8.997        356        71.03        513
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  592  86,173,872      100.00       8.435        356        74.02        513
-----------------------------------------------------------------------------------------------------------------------------------




10. Documentation Level FICO 525-549

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Documentation Level FICO 525-549                   Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
Full                                                    784  111,238,120      71.37       7.970        352        76.50        537
Stated Documentation                                    232  39,829,473       25.55       8.504        354        73.57        537
Limited                                                  30   4,803,404        3.08       8.165        355        78.07        539
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                1,046  155,870,997     100.00       8.113        352        75.80        537
-----------------------------------------------------------------------------------------------------------------------------------




11. Documentation Level Balance > 350K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Documentation Level Balance > 350K                 Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
Full                                                    341  142,998,541      47.52       6.575        354        81.29        627
Limited                                                  48  21,426,615        7.12       6.709        348        77.56        624
Stated Documentation                                    324  136,473,044      45.36       7.128        355        81.88        651
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                  713  300,898,200     100.00       6.835        354        81.30        637
-----------------------------------------------------------------------------------------------------------------------------------




12. Documentation Level Balance > 500K

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate   Weighted    Weighted    Weighted
                                                   Number     Cut-off     Cut-off     Average    Average     Average     Weighted
                                                     of         Date       Date        Gross    Remaining      Comb      Average
                                                  Mortgage   Principal   Principal   Interest      Term      Original      FICO
Documentation Level Balance > 500K                 Loans     Balance ($)  Balance    Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                     25  14,451,869       43.98       6.960        357        81.37        670
Full                                                     22  13,221,890       40.24       6.425        354        78.12        644
Limited                                                   9   5,186,433       15.78       6.719        357        71.82        618
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                   56  32,860,192      100.00       6.707        356        78.55        651
-----------------------------------------------------------------------------------------------------------------------------------

           MORGAN STANLEY
           MSAC 2004-HE9
            All records

Table of Contents

1. FICO Score LTV 95.01 - 100
2. Originator LTV 95.01 - 100
3. Credit Grade LTV 95.01 - 100
4. Documentation Level LTV 95.01 - 100
5. Lien Position LTV 95.01 - 100
6. FICO Score LTV 90.01 - 95
7. Originator LTV 90.01 - 95
8. Credit Grade LTV 90.01 - 95
9. Documentation Level LTV 90.01 - 95
10. Lien Position LTV 90.01 - 95



1. FICO Score LTV 95.01 - 100

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
FICO                                   Mortgage    Principal   Principal    Interest      Term      Original     FICO
Score LTV 95.01 - 100                   Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
551 - 575                                       2     133,252         0.33       8.988         357      96.79        553
576 - 600                                      19   2,041,792         5.12       8.119         356     100.00        588
601 - 625                                      51   5,937,144        14.90       8.336         348      99.82        615
626 - 650                                     102   9,214,012        23.12       9.320         337      99.99        639
651 - 675                                     108   8,902,612        22.34       9.267         333      99.89        662
676 - 700                                      71   5,030,840        12.62       9.380         323      99.98        688
701 - 725                                      47   4,337,737        10.88       8.818         340      99.93        714
726 - 750                                      20   2,287,863         5.74       9.117         344     100.00        738
751 - 775                                      19   1,697,723         4.26       9.229         344     100.00        760
776 - 800                                       5     268,739         0.67       8.816         326     100.00        788
-------------------------------------------------------------------------------------------------------------------------
Total:                                        444  39,851,715       100.00       9.033         338      99.93        664
-------------------------------------------------------------------------------------------------------------------------
Minimum: 552
Maximum: 794
Weighted Average: 664.1




2. Originator LTV 95.01 - 100

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
                                       Mortgage    Principal   Principal    Interest      Term      Original     FICO
Originator LTV 95.01 - 100              Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
AAMES                                           2     133,252         0.33       8.988         357      96.79        553
ACCREDITED                                    101  12,984,113        32.58       7.669         355      99.92        639
NEW CENTURY                                   341  26,734,350        67.08       9.695         329      99.95        677
-------------------------------------------------------------------------------------------------------------------------
Total:                                        444  39,851,715       100.00       9.033         338      99.93        664
-------------------------------------------------------------------------------------------------------------------------




3. Credit Grade LTV 95.01 - 100

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
Credit                                 Mortgage    Principal   Principal    Interest      Term      Original     FICO
Grade LTV 95.01 - 100                   Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
A                                              54   6,999,198        17.56       7.803         356      99.90        616
AA                                            332  25,929,364        65.06       9.708         329      99.95        677
A-                                              9   1,036,125         2.60       8.194         356      99.67        599
A+                                             49   5,887,028        14.77       7.669         352      99.91        675
-------------------------------------------------------------------------------------------------------------------------
Total:                                        444  39,851,715       100.00       9.033         338      99.93        664
-------------------------------------------------------------------------------------------------------------------------




4. Documentation Level LTV 95.01 - 100

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
                                       Mortgage    Principal   Principal    Interest      Term      Original     FICO
Documentation Level LTV 95.01 - 100     Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
Full                                          257  26,617,031        66.79       8.373         345      99.90        653
Stated Documentation                          172  12,185,500        30.58      10.401         323      99.97        687
Limited                                        15   1,049,185         2.63       9.881         331     100.00        672
-------------------------------------------------------------------------------------------------------------------------
Total:                                        444  39,851,715       100.00       9.033         338      99.93        664
-------------------------------------------------------------------------------------------------------------------------




5. Lien Position LTV 95.01 - 100

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
Lien                                   Mortgage    Principal   Principal    Interest      Term      Original     FICO
Position LTV 95.01 - 100                Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
1st Lien                                      178  25,169,399        63.16       7.956         355      99.90        656
2nd Lien                                      266  14,682,316        36.84      10.879         307      99.98        677
-------------------------------------------------------------------------------------------------------------------------
Total:                                        444  39,851,715       100.00       9.033         338      99.93        664
-------------------------------------------------------------------------------------------------------------------------




6. FICO Score LTV 90.01 - 95

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
FICO                                   Mortgage    Principal   Principal    Interest      Term      Original     FICO
Score LTV 90.01 - 95                    Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
526 - 550                                       5     682,410         0.72       8.257         358      95.00        548
551 - 575                                     104  16,231,911        17.08       8.589         357      94.96        563
576 - 600                                      63  10,891,425        11.46       7.885         353      94.80        588
601 - 625                                     107  19,701,216        20.73       7.650         354      94.70        615
626 - 650                                     122  23,678,298        24.92       7.503         355      94.83        637
651 - 675                                      56  11,074,755        11.66       7.563         357      94.74        663
676 - 700                                      35   7,705,760         8.11       6.993         356      94.71        686
701 - 725                                      14   2,648,025         2.79       6.963         357      95.00        710
726 - 750                                       8   1,212,064         1.28       7.285         357      95.00        738
751 - 775                                       6     899,694         0.95       7.366         357      94.92        767
776 - 800                                       2     295,221         0.31       8.062         357      95.00        786
-------------------------------------------------------------------------------------------------------------------------
Total:                                        522  95,020,780       100.00       7.717         355      94.81        626
-------------------------------------------------------------------------------------------------------------------------
Minimum: 538
Maximum: 790
Weighted Average: 625.7




7. Originator LTV 90.01 - 95

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
                                       Mortgage    Principal   Principal    Interest      Term      Original     FICO
Originator LTV 90.01 - 95               Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
AAMES                                         167  26,497,813        27.89       8.319         357      94.84        584
ACCREDITED                                     41   6,725,291         7.08       7.471         352      94.69        627
NEW CENTURY                                   314  61,797,676        65.04       7.485         355      94.81        643
-------------------------------------------------------------------------------------------------------------------------
Total:                                        522  95,020,780       100.00       7.717         355      94.81        626
-------------------------------------------------------------------------------------------------------------------------




8. Credit Grade LTV 90.01 - 95

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
Credit                                 Mortgage    Principal   Principal    Interest      Term      Original     FICO
Grade LTV 90.01 - 95                    Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
A                                              44   8,049,959         8.47       8.119         355      94.81        597
AA                                            298  58,896,928        61.98       7.490         356      94.81        645
A-                                             13   2,128,935         2.24       8.406         357      94.74        580
A+                                            166  25,890,097        27.25       8.052         354      94.84        595
B                                               1      54,861         0.06       6.900         357      93.22        666
-------------------------------------------------------------------------------------------------------------------------
Total:                                        522  95,020,780       100.00       7.717         355      94.81        626
-------------------------------------------------------------------------------------------------------------------------




9. Documentation Level LTV 90.01 - 95

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
                                       Mortgage    Principal   Principal    Interest      Term      Original     FICO
Documentation Level LTV 90.01 - 95      Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
Full                                          372  64,458,962        67.84       7.707         355      94.81        613
Stated Documentation                          136  27,622,586        29.07       7.802         357      94.83        654
Limited                                        14   2,939,232         3.09       7.127         334      94.64        640
-------------------------------------------------------------------------------------------------------------------------
Total:                                        522  95,020,780       100.00       7.717         355      94.81        626
-------------------------------------------------------------------------------------------------------------------------




10. Lien Position LTV 90.01 - 95

-------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                Pool by
                                                   Aggregate   Aggregate    Weighted    Weighted    Weighted
                                        Number      Cut-off     Cut-off      Average     Average    Average    Weighted
                                          of         Date         Date        Gross     Remaining     Comb     Average
Lien                                   Mortgage    Principal   Principal    Interest      Term      Original     FICO
Position LTV 90.01 - 95                 Loans     Balance ($)   Balance     Rate (%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------------------------------
1st Lien                                      521  94,960,085        99.94       7.714         355      94.81        626
2nd Lien                                        1      60,696         0.06      11.850         357      95.00        650
-------------------------------------------------------------------------------------------------------------------------
Total:                                        522  95,020,780       100.00       7.717         355      94.81        626
-------------------------------------------------------------------------------------------------------------------------

           MORGAN STANLEY
           MSAC 2004-HE9
            All records

Table of Contents

1. Combined Original LTV - Margin > 6.500%
2. Current Mortgage LTV - Margin > 6.500%
3. FICO Score - Margin > 6.500%
4. Lien Position - Margin > 6.500%
5. Occupancy - Margin > 6.500%
6. Documentation Level - Margin > 6.500%



1. Combined Original LTV - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
Combined                                 of         Date        Date        Gross      Remaining     Comb      Average
Original                              Mortgage   Principal    Principal    Interest      Term      Original     FICO
LTV - Margin > 6.500%                  Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
<= 50.00                                     28    3,121,582        3.13        8.688         357      41.28         548
50.01 - 60.00                                27    4,258,325        4.27        8.536         357      55.07         558
60.01 - 70.00                               151   21,979,883       22.01        8.640         357      67.05         556
70.01 - 75.00                               114   16,684,109       16.71        8.428         357      74.53         545
75.01 - 80.00                               144   21,772,962       21.81        8.421         357      79.72         597
80.01 - 85.00                                82   14,483,135       14.51        8.583         356      84.84         567
85.01 - 90.00                                87   13,997,722       14.02        8.513         357      89.88         579
90.01 - 95.00                                 4      587,744        0.59        8.542         356      94.93         593
95.01 - 100.00                               27    2,956,266        2.96        8.352         356     100.00         626
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------
Minimum: 17.11
Maximum: 100.00
Weighted Average by Original Balance: 76.67
Weighted Average by Current Balance: 76.67




2. Current Mortgage Balance - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
                                         of         Date        Date        Gross      Remaining     Comb      Average
                                      Mortgage   Principal    Principal    Interest      Term      Original     FICO
Current Mortgage LTV - Margin > 6.500% Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
20,000.01 - 40,000.00                         7      262,674        0.26       10.866         357      72.85         562
40,000.01 - 60,000.00                        49    2,628,439        2.63        9.555         357      73.44         560
60,000.01 - 80,000.00                        79    5,622,781        5.63        9.086         357      76.03         557
80,000.01 - 100,000.00                       85    7,733,013        7.75        8.665         357      77.29         575
100,000.01 - 150,000.00                     170   21,335,707       21.37        8.524         357      76.65         575
150,000.01 - 200,000.00                     131   22,681,178       22.72        8.459         357      75.22         559
200,000.01 - 250,000.00                      68   15,211,848       15.24        8.709         357      74.83         563
250,000.01 - 300,000.00                      33    9,066,738        9.08        7.939         357      78.52         596
300,000.01 - 400,000.00                      32   10,745,920       10.76        8.107         357      78.18         582
400,000.01 - 500,000.00                       8    3,484,955        3.49        8.589         356      83.82         560
500,000.01 - 600,000.00                       2    1,068,474        1.07        8.623         356      87.46         539
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------
Minimum: 34,975.87
Maximum: 542,889.73
Average: 150,364.05




3. FICO Score - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
                                         of         Date        Date        Gross      Remaining     Comb      Average
FICO                                  Mortgage   Principal    Principal    Interest      Term      Original     FICO
Score - Margin > 6.500%                Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
500 - 525                                   160   22,209,842       22.25        9.031         357      73.25         514
526 - 550                                   148   22,875,033       22.91        8.692         357      74.82         538
551 - 575                                   102   15,143,963       15.17        8.483         357      75.88         563
576 - 600                                    89   13,992,314       14.01        8.228         357      78.22         588
601 - 625                                    65   10,215,966       10.23        8.011         356      80.41         614
626 - 650                                    51    8,085,755        8.10        8.045         357      80.67         637
651 - 675                                    21    3,062,303        3.07        8.542         356      83.01         659
676 - 700                                    15    2,193,635        2.20        8.036         356      79.68         687
701 - 725                                     9    1,531,750        1.53        8.050         356      84.31         708
726 - 750                                     3      427,469        0.43        8.710         356      75.92         738
751 - 775                                     1      103,696        0.10        7.625         356      80.00         771
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 771
Weighted Average: 570.0




4. Lien Position - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
                                         of         Date        Date        Gross      Remaining     Comb      Average
Lien                                  Mortgage   Principal    Principal    Interest      Term      Original     FICO
Position - Margin > 6.500%             Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
1st Lien                                    664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------




5. Occupancy - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
                                         of         Date        Date        Gross      Remaining     Comb      Average
                                      Mortgage   Principal    Principal    Interest      Term      Original     FICO
Occupancy - Margin > 6.500%            Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
Primary                                     633   95,818,166       95.97        8.506         357      76.84         568
Investment                                   29    3,857,747        3.86        8.789         356      72.57         611
Second Home                                   2      165,814        0.17        9.823         358      72.41         570
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------




6. Documentation Level - Margin > 6.500%

-------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                 Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number     Cut-off      Cut-off     Average      Average    Average    Weighted
                                         of         Date        Date        Gross      Remaining     Comb      Average
                                      Mortgage   Principal    Principal    Interest      Term      Original     FICO
Documentation Level - Margin > 6.500%  Loans    Balance ($)    Balance     Rate (%)    (months)      LTV        Score
-------------------------------------------------------------------------------------------------------------------------
Full                                        424   57,689,926       57.78        8.478         357      77.06         553
Stated Documentation                        221   38,881,413       38.94        8.546         357      75.89         596
Limited                                      19    3,270,387        3.28        8.910         356      79.11         560
-------------------------------------------------------------------------------------------------------------------------
Total:                                      664   99,841,726      100.00        8.519         357      76.67         570
-------------------------------------------------------------------------------------------------------------------------

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

                                          MSAC 2004-HE9                          Data

Collateral Characteristics       Pool Balance                       $         1,716,242,087.53
                                 # of Loans                         #                    10076
                                 Avg Prin Balance                   $               170,329.70
                                 WAC                                %                    7.289
                                 WA Net Rate                        %                    6.769
                                 WAM                                #                      351
                                 Seasoning                          #                      3.1
                                 Second Liens                       %                    0.859
                                 WA CLTV                            %                    79.67
                                 WA FICO                            #                      617
                                 Prepay Penalties                   %                    80.48
Arm Characteristics              WAC (Arms only)                    %                    7.283
                                 WAM (Arms only)                    #                      356
                                 WA Margin                          %                    5.652
                                 WA Initial Cap                     %                    1.983
                                 WA Periodic Cap                    %                    1.368
                                 WA Cap                             %                     6.69
                                 WA Months to Roll                  #                       23
Loan Type                        Fixed                              %                    25.65
                                 Balloons                           %                     0.00
                                 2/28 Arms                          %                    63.36
                                 3/27 Arms                          %                     9.45
                                 Other Hybrid Arms                  %                     1.54
Index                            1-Month LIBOR                      %                     0.91
                                 6-Month LIBOR                      %                    73.44
                                 Other Index                        %                    25.65
Loan Purpose                     Purchase                           %                    33.97
                                 Cash-Out Refi                      %                    61.36
                                 Rate-Term Refi                     %                     4.68
                                 Debt Consolidation                 %                        0
Occupancy Status                 Owner                              %                   93.981
                                 Second Home                        %                     0.70
                                 Investor                           %                     5.32
Property Type                    Single Family                      %                    77.15
                                 2-4 Family                         %                     8.14
                                 PUD                                %                     8.76
                                 MH                                 %                     0.00
                                 Condo                              %                     5.96
Doc Type                         Full Doc                           %                    54.93
                                 Stated Doc                         %                    40.62
                                 Limited Doc                        %                     4.45
                                 No Doc                             %                        0
MI Data                          MI Flag                           Y/N   N
                                 % of Pool Covered                  %    N/A
                                 Effective LTV                      %    N/A
FICO Distribution                FICO <460                          %                     0.00
                                 FICO 460-479                       %                     0.00
                                 FICO 480-499                       %                     0.00
                                 FICO 500-519                       %                     3.86
                                 FICO 520-539                       %                     6.76
                                 FICO 540-559                       %                     8.14
                                 FICO 560-579                       %                     9.26
                                 FICO 580-599                       %                    10.33
                                 FICO 600-619                       %                    13.00
                                 FICO 620-639                       %                    13.60
                                 FICO 640-659                       %                    12.75
                                 FICO 660-679                       %                     7.96
                                 FICO 680-699                       %                     5.68
                                 FICO 700-719                       %                     3.59
                                 FICO 720-739                       %                     1.99
                                 FICO 740-759                       %                     1.40
                                 FICO >760                          %                     1.69

LTV Distribution                 LTV <20                            %                     0.06
                                 LTV 20.01-30                       %                     0.25
                                 LTV 30.01-40                       %                     0.71
                                 LTV 40.01-50                       %                     1.76
                                 LTV 50.01-60                       %                     3.45
                                 LTV 60.01-70                       %                     9.76
                                 LTV 70.01-80                       %                    45.02
                                 LTV 80.01-90                       %                    31.14
                                 LTV 90.01-100                      %                     7.86
                                 LTV >100                           %                     0.00

                                                                                 Data                  Data

Loan Balance Distribution        $ 0-25,000                       # & %                     17                  0.02
                                 $ 25,001-50,000                  # & %                    354                  0.88
                                 $ 50,001-75,000                  # & %                   1152                  4.25
                                 $ 75,001-100,000                 # & %                   1399                  7.17
                                 $ 100,001-150,000                # & %                   2464                 17.87
                                 $ 150,001-200,000                # & %                   1630                 16.55
                                 $ 200,001-250,000                # & %                   1062                 13.83
                                 $ 250,001-300,000                # & %                    799                 12.71
                                 $ 300,001-350,000                # & %                    486                  9.18
                                 $ 350,001-400,000                # & %                    359                  7.81
                                 $ 400,001-450,000                # & %                    159                  3.92
                                 $ 450,001-500,000                # & %                    139                  3.88
                                 $ 500,001-550,000                # & %                     17                  0.52
                                 $ 550,001-600,000                # & %                     23                  0.77
                                 $ 600,001-650,000                # & %                      9                  0.33
                                 $ 650,001-700,000                # & %                      3                  0.12
                                 $ 700,001-750,000                # & %                      4                  0.17
                                 $ 750,001-800,000                # & %                      0                 0.000
                                 $ 800,001-850,000                # & %                      0                 0.000
                                 $ 850,001-900,000                # & %                      0                 0.000
                                 $ 900,001-950,000                # & %                      0                 0.000
                                 $ 950,001-1,000,000              # & %                      0                 0.000
                                 > $ 1,000,001                    # & %                      0                 0.000

Geographic Distribution          Alabama                            %                     0.27
                                 Alaska                             %                     0.04
                                 Arizona                            %                     1.80
                                 Arkansas                           %                     0.19
                                 California                         %                    35.96
                                 Colorado                           %                     1.35
                                 Connecticut                        %                     1.28
                                 Delaware                           %                     0.18
                                 District of Columbia               %                     0.24
                                 Florida                            %                    11.69
                                 Georgia                            %                     1.43
                                 Hawaii                             %                     1.06
                                 Idaho                              %                     0.23
                                 Illinois                           %                     2.17
                                 Indiana                            %                     0.85
                                 Iowa                               %                     0.17
                                 Kansas                             %                     0.13
                                 Kentucky                           %                     0.30
                                 Louisiana                          %                     0.48
                                 Maine                              %                     0.20
                                 Maryland                           %                     2.49
                                 Massachusetts                      %                     2.64
                                 Michigan                           %                     1.52
                                 Minnesota                          %                     1.27
                                 Mississippi                        %                     0.14
                                 Missouri                           %                     0.66
                                 Montana                            %                     0.10
                                 Nebraska                           %                     0.09
                                 Nevada                             %                     2.51
                                 New Hampshire                      %                     0.31
                                 New Jersey                         %                     3.67
                                 New Mexico                         %                     0.34
                                 New York                           %                     6.27
                                 North Carolina                     %                     0.46
                                 North Dakota                       %                     0.02
                                 Ohio                               %                     1.73
                                 Oklahoma                           %                     0.32
                                 Oregon                             %                     1.01
                                 Pennsylvania                       %                     1.62
                                 Rhode Island                       %                     0.72
                                 South Carolina                     %                     0.39
                                 South Dakota                       %                     0.01
                                 Tennessee                          %                     0.87
                                 Texas                              %                     5.01
                                 Utah                               %                     0.27
                                 Vermont                            %                     0.04
                                 Virginia                           %                     2.44
                                 Washington                         %                     2.44
                                 West Virginia                      %                     0.05
                                 Wisconsin                          %                     0.54
                                 Wyoming                            %                     0.03


Please populate column D (&E) with the corresponding pool characteristics in Column B. - For values in currency format, omit $. - For values in percentage format, provide data to 3 decimal places and omit %. - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee. - For MI Flag, Y or N.

Balance              # of loans    WAC    WA FICO   WA CLTV  Owner Occ %   Cashout Refi%   Full Doc%
$600,000-650,000              9   6.658       660   74.700        88.613          44.711      33.414
$650,001-700,000              3   6.446       680   81.484       100.000          66.190     100.000
$700,001-750,000              4   6.475       658   76.202       100.000          50.573      50.573
$751,001-800,000              0   0.000         0    0.000         0.000           0.000       0.000
$800,001-850,000              0   0.000         0    0.000         0.000           0.000       0.000
$850,001-900,000              0   0.000         0    0.000         0.000           0.000       0.000
$900,001-950,000              0   0.000         0    0.000         0.000           0.000       0.000
$950,001-1,000,000            0   0.000         0    0.000         0.000           0.000       0.000
>$1,000,000                   0   0.000         0    0.000         0.000           0.000       0.000


Please populate appropriate loan characteristics for each loan bucket.

Percentage by range                                                  Loans without MI
                                                                           FICOs
                                         <450      451-500    501-550     551-600    601-650    651-700     701-750     >750
                                       ----------------------------------------------------------------------------------------
       1,716,242,087.53         <20      0.000      0.000      0.000       0.000      0.000      0.000       0.000     0.000
                                       ----------------------------------------------------------------------------------------
                               20-30     0.000      0.000      0.001       0.001      0.000      0.000       0.000     0.000
                                       ----------------------------------------------------------------------------------------
                               30-40     0.000      0.000      0.002       0.001      0.002      0.001       0.001     0.000
                                       ----------------------------------------------------------------------------------------
                               40-50     0.000      0.000      0.003       0.005      0.004      0.003       0.001     0.001
                                       ----------------------------------------------------------------------------------------
    CLTVs                      50-60     0.000      0.000      0.008       0.010      0.010      0.005       0.001     0.001
                                       ----------------------------------------------------------------------------------------
                               60-70     0.000      0.000      0.025       0.027      0.026      0.013       0.005     0.002
                                       ----------------------------------------------------------------------------------------
                               70-80     0.000      0.001      0.067       0.089      0.149      0.103       0.032     0.011
                                       ----------------------------------------------------------------------------------------
                               80-90     0.000      0.000      0.039       0.095      0.107      0.048       0.017     0.006
                                       ----------------------------------------------------------------------------------------
                               90-100    0.000      0.000      0.000       0.017      0.034      0.019       0.006     0.002
                                       ----------------------------------------------------------------------------------------
                                >100     0.000      0.000      0.000       0.000      0.000      0.000       0.000     0.000
                                       ----------------------------------------------------------------------------------------


                                                                      Loans with MI
                                                                           FICOs

                                         <450      451-500    501-550     551-600    601-650    651-700     701-750     >750
                                       ----------------------------------------------------------------------------------------
                                <20
                                       ----------------------------------------------------------------------------------------
                               20-30
                                       ----------------------------------------------------------------------------------------
                               30-40
                                       ----------------------------------------------------------------------------------------
                               40-50
                                       ----------------------------------------------------------------------------------------
     LTVs                      50-60
                                       ----------------------------------------------------------------------------------------
                               60-70
                                       ----------------------------------------------------------------------------------------
                               70-80
                                       ----------------------------------------------------------------------------------------
                               80-90
                                       ----------------------------------------------------------------------------------------
                               90-100
                                       ----------------------------------------------------------------------------------------
                                >100
                                       ----------------------------------------------------------------------------------------


Loan Count                                                            Loans without MI
                                                                            FICOs

                                          <450      451-500    501-550     551-600    601-650    651-700     701-750     >750
                                        ----------------------------------------------------------------------------------------
                                 <20        0          0          2           3          5          2           0         3
                                        ----------------------------------------------------------------------------------------
                                20-30       0          0          8          14          9          8           3         4
                                        ----------------------------------------------------------------------------------------
                                30-40       0          1          27         25          23         17          7         2
                                        ----------------------------------------------------------------------------------------
                                40-50       0          1          50         68          50         30         10         6
                                        ----------------------------------------------------------------------------------------
     CLTVs                      50-60       0          1          95         114        104         49         11         6
                                        ----------------------------------------------------------------------------------------
                                60-70       0          2         287         291        247        113         37         15
                                        ----------------------------------------------------------------------------------------
                                70-80       0          6         780         976        1441       945         281        75
                                        ----------------------------------------------------------------------------------------
                                80-90       0          0         423         950        913        398         135        37
                                        ----------------------------------------------------------------------------------------
                                90-100      0          0          5          188        382        270         89         32
                                        ----------------------------------------------------------------------------------------
                                 >100       0          0          0           0          0          0           0         0
                                        ----------------------------------------------------------------------------------------
                                  #         0         11         1677       2629        3174       1832        573       180

                                                                        Loans with MI
                                                                            FICOs

                                          <450      451-500    501-550     551-600    601-650    651-700     701-750     >750
                                        ----------------------------------------------------------------------------------------
                                 <20
                                        ----------------------------------------------------------------------------------------
                                20-30
                                        ----------------------------------------------------------------------------------------
                                30-40
                                        ----------------------------------------------------------------------------------------
                                40-50
                                        ----------------------------------------------------------------------------------------
      LTVs                      50-60
                                        ----------------------------------------------------------------------------------------
                                60-70
                                        ----------------------------------------------------------------------------------------
                                70-80
                                        ----------------------------------------------------------------------------------------
                                80-90
                                        ----------------------------------------------------------------------------------------
                                90-100
                                        ----------------------------------------------------------------------------------------
                                 >100
                                        ----------------------------------------------------------------------------------------


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
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Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Here's what we like to see:                                    1,716,242,087.53

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance) For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

-----------------------------------------------------------------------------------------------------------
FICO & Documentation                                                                                              100
-----------------------------------------------------------------------------------------------------------
FICO Score                            Full DOC   Limited Doc  Stated Doc All DocsAvg Prin Bal Current LTV
-----------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                                     0.00         0.00       0.00    0.00         0.00         0.00
500-550                                    10.54         0.56       3.44   14.53      147,747        75.19
551-600                                    16.14         1.10       7.33   24.56      160,358        79.28
601-650                                    17.33         1.66      14.24   33.24      179,718        80.85
651-700                                     7.40         0.87      10.92   19.18      179,725         80.3
701-750                                     2.37         0.26       3.64    6.28      188,157        80.79
751-800                                     1.12         0.01       1.01    2.13      209,048        78.47
801-850                                     0.03         0.00       0.04    0.07      236,369        76.91
-----------------------------------------------------------------------------------------------------------
Total                                      54.93         4.45      40.62  100.00      170,330        79.48
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
LTV & FICO
---------------------------------------------------------------------------------------------------------------------------------
Current LTV           FICO NA       FICO 500-550   551-600     601-650   651-700   701-750      751-800    801-850     total
---------------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                    0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.01
10.01-20                       0.00         0.01         0.02       0.02    0.00         0.00         0.00     0.00         0.06
20.01-30                       0.00         0.06         0.07       0.04    0.04         0.01         0.02     0.00         0.25
30.01-40                       0.00         0.18         0.14       0.16    0.14         0.07         0.03     0.00         0.72
40.01-50                       0.00         0.34         0.55       0.46    0.29         0.09         0.05     0.00         1.78
50.01-60                       0.00         0.83         1.00       0.99    0.51         0.09         0.07     0.00         3.49
60.01-70                       0.00         2.47         2.74       2.55    1.26         0.49         0.22     0.00         9.73
70.01-80                       0.00         6.73         8.88      14.88   10.29         3.19         1.00     0.07        45.03
80.01-90                       0.00         3.87         9.46      10.72    4.74         1.72         0.56     0.00        31.08
90.01-100                      0.00         0.04         1.71       3.41    1.91         0.61         0.18     0.00         7.86
---------------------------------------------------------------------------------------------------------------------------------
Total                          0.00        14.53        24.56      33.24   19.18         6.28         2.13     0.07       100.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
LTV & FICO
---------------------------------------------------------------
Current LTV           Avg Prin Bal     WAC       Gross Margin
---------------------------------------------------------------
(10 increment)
..01 - 10.00                44,647          7.306         0.000
10.01-20                   80,138          7.718         6.107
20.01-30                   91,638          7.006         5.580
30.01-40                  118,999          6.960         5.701
40.01-50                  141,056          7.048         5.783
50.01-60                  155,317          6.992         5.801
60.01-70                  168,774          7.138         5.888
70.01-80                  171,678          7.131         5.631
80.01-90                  187,044          7.414         5.622
90.01-100                 139,620          8.105         5.593
---------------------------------------------------------------
Total                     170,330          7.289         5.652
---------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Prin Balance & FICO
---------------------------------------------------------------------------------------------------------------------------------
Prin Balance          FICO NA       FICO 500-550   551-600     601-650   651-700   701-750      751-800    801-850     total
---------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                   0.00         0.19         0.20       0.22    0.20         0.07         0.02     0.00         0.91
$50,001 - $100,000             0.00         2.36         3.30       3.25    1.79         0.52         0.20     0.00        11.42
$100,001 - $150,000            0.00         3.03         4.98       5.59    3.18         0.91         0.17     0.01        17.87
$150,001 - $200,000            0.00         2.88         4.20       5.32    3.07         0.90         0.17     0.00        16.55
$200,001 - $250,000            0.00         2.21         3.72       4.52    2.31         0.78         0.29     0.00        13.83
$250,001 - $300,000            0.00         1.74         2.96       4.28    2.51         0.98         0.24     0.00        12.71
$300,001 - $350,000            0.00         0.88         2.15       3.37    1.99         0.63         0.17     0.00         9.17
$350,001 - $400,000            0.00         0.52         1.41       3.00    1.92         0.70         0.24     0.02         7.81
$400,001 - $450,000            0.00         0.47         0.67       1.48    0.87         0.27         0.17     0.00         3.92
$450,001 - $500,000            0.00         0.23         0.67       1.46    0.84         0.42         0.25     0.03         3.88
$500,001 - $550,000            0.00         0.03         0.15       0.16    0.15         0.00         0.03     0.00         0.52
$550,001 - $600,000            0.00         0.00         0.03       0.40    0.20         0.07         0.07     0.00         0.77
$600,001 - $650,000            0.00         0.00         0.07       0.11    0.07         0.04         0.04     0.00         0.33
$650,001 - $700,000            0.00         0.00         0.00       0.04    0.04         0.00         0.04     0.00         0.12
$700,001 - $750,000            0.00         0.00         0.04       0.04    0.04         0.00         0.04     0.00         0.17
$750,001 - $800,000            0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
$800,001 - $850,000            0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
$850,001 - $900,000            0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
$900,001 - $950,000            0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
$950,001 - $1,000,000          0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
>= $1,000,000                  0.00         0.00         0.00       0.00    0.00         0.00         0.00     0.00         0.00
---------------------------------------------------------------------------------------------------------------------------------
total                          0.00        14.53        24.56      33.24   19.18         6.28         2.13     0.07       100.00
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
Prin Balance & FICO
----------------------------------------------------------------
Prin Balance           Current LTV      WAC       Gross Margin
----------------------------------------------------------------
(50,000 increments)
$1 - $50,000                 78.13          9.490         6.052
$50,001 - $100,000           78.47          8.033         5.799
$100,001 - $150,000          79.01          7.517         5.725
$150,001 - $200,000          78.46          7.306         5.721
$200,001 - $250,000          78.73          7.245         5.680
$250,001 - $300,000          79.97          6.990         5.570
$300,001 - $350,000          80.93          7.015         5.619
$350,001 - $400,000          81.59          6.836         5.520
$400,001 - $450,000          81.53          6.894         5.499
$450,001 - $500,000          81.15          6.838         5.458
$500,001 - $550,000          80.05          7.116         5.774
$550,001 - $600,000          78.97          6.543         5.291
$600,001 - $650,000          74.54          6.658         5.450
$650,001 - $700,000          81.23          6.446         5.300
$700,001 - $750,000          76.20          6.475         5.158
$750,001 - $800,000           0.00          0.000         0.000
$800,001 - $850,000           0.00          0.000         0.000
$850,001 - $900,000           0.00          0.000         0.000
$900,001 - $950,000           0.00          0.000         0.000
$950,001 - $1,000,000         0.00          0.000         0.000
>= $1,000,000                 0.00          0.000         0.000
----------------------------------------------------------------
total                        79.48          7.289         5.652
----------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty & FICO
-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term  FICO NA           FICO 500-550     551-600       601-650    651-700      701-750        751-800
-----------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                    0.00           3.44           4.62        5.96       3.47           1.50           0.53
6                                    0.00           0.01           0.01        0.00       0.00           0.00           0.00
12                                   0.00           0.39           0.99        1.52       1.21           0.32           0.14
18                                   0.00           0.00           0.00        0.01       0.00           0.00           0.00
24                                   0.00           8.01          13.12       15.27       7.14           2.24           0.60
30                                   0.00           0.02           0.01        0.00       0.00           0.00           0.00
36                                   0.00           2.34           5.52        9.92       6.92           2.11           0.82
54                                   0.00           0.00           0.01        0.00       0.00           0.00           0.00
60                                   0.00           0.33           0.29        0.55       0.43           0.11           0.03
-----------------------------------------------------------------------------------------------------------------------------
total                                0.00          14.53          24.56       33.24      19.18           6.28           2.13
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty & FICO
----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term  FICO NA     801-850      total       Current LTV         WAC         Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                        0.00          19.52          79.76            7.61             5.58      154635.00
6                                        0.00           0.02          82.20            9.13             7.71      104383.00
12                                       0.00           4.58          76.71            7.20             5.60      211992.00
18                                       0.00           0.01          90.00            6.89             5.39      225000.00
24                                       0.07          46.45          80.80            7.24             5.61      180025.00
30                                       0.00           0.03          83.09            7.50             6.25      240575.00
36                                       0.00          27.63          77.41            7.16             5.94      165120.00
54                                       0.00           0.01          84.58            7.99             0.00      200454.00
60                                       0.00           1.74          81.14            7.38             6.60      129458.00
----------------------------------------------------------------------------------------------------------------------------
total                                    0.07         100.00          79.48            7.29             5.65      170330.00
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Mortg Rates & FICO
-----------------------------------------------------------------------------------------------------------------------------
Mortg Rates              FICO NA           FICO 500-550     551-600       601-650    651-700      701-750        751-800
-----------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                         0.00           0.00           0.00        0.00       0.00           0.08           0.00
4.501 - 5.0%                         0.00           0.00           0.00        0.06       0.09           0.40           0.25
5.001 - 5.5%                         0.00           0.02           0.17        0.96       0.62           0.22           0.05
5.501 - 6.0%                         0.00           0.02           1.13        3.59       2.58           1.05           0.37
6.001 - 6.5%                         0.00           0.34           2.41        5.91       3.67           1.13           0.38
6.501 - 7.0%                         0.00           1.20           4.69        7.95       4.29           1.37           0.47
7.001 - 7.5%                         0.00           2.06           4.97        5.75       3.26           0.82           0.28
7.501 - 8.0%                         0.00           3.54           4.84        5.02       2.70           0.67           0.14
8.001 - 8.5%                         0.00           2.52           2.59        1.96       0.92           0.20           0.04
8.501 - 9.0%                         0.00           2.57           2.34        1.28       0.53           0.15           0.07
9.001 - 9.5%                         0.00           0.90           0.74        0.33       0.09           0.02           0.01
9.501 - 10.0%                        0.00           0.64           0.45        0.08       0.08           0.01           0.00
10.001 - 10.5%                       0.00           0.28           0.08        0.09       0.09           0.05           0.02
10.501 - 11.0%                       0.00           0.22           0.09        0.08       0.16           0.07           0.04
11.001 - 11.5%                       0.00           0.11           0.03        0.08       0.06           0.01           0.00
11.501 - 12.0%                       0.00           0.06           0.00        0.08       0.04           0.01           0.00
12.001 - 12.5%                       0.00           0.03           0.01        0.01       0.01           0.00           0.00
12.501 - 13.0%                       0.00           0.02           0.02        0.01       0.00           0.00           0.00
13.001 - 13.5%                       0.00           0.00           0.00        0.00       0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------
total                                0.00          14.53          24.56       33.24      19.18           6.28           2.13
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Mortg Rates & FICO
----------------------------------------------------------------------------------------------------------------
Mortg Rates              801-850      total       Current LTV         WAC         Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                 0.00           0.08          78.74            4.33             2.93      276723.00
4.501 - 5.0%                 0.00           0.81          79.93            4.77             3.54      288877.00
5.001 - 5.5%                 0.03           2.09          77.16            5.36             5.21      254101.00
5.501 - 6.0%                 0.00           8.73          75.08            5.89             5.37      240153.00
6.001 - 6.5%                 0.01          13.86          76.06            6.33             5.44      208243.00
6.501 - 7.0%                 0.03          20.01          78.71            6.82             5.53      188348.00
7.001 - 7.5%                 0.00          17.14          80.21            7.30             5.65      175821.00
7.501 - 8.0%                 0.00          16.91          81.75            7.80             5.80      163623.00
8.001 - 8.5%                 0.00           8.24          81.80            8.28             5.92      147171.00
8.501 - 9.0%                 0.00           6.93          82.29            8.77             6.06      130476.00
9.001 - 9.5%                 0.00           2.09          81.17            9.26             6.06      115073.00
9.501 - 10.0%                0.00           1.26          80.10            9.78             6.70      106868.00
10.001 - 10.5%               0.00           0.62          81.82           10.27             6.39       76614.00
10.501 - 11.0%               0.00           0.66          87.43           10.81             6.62       69298.00
11.001 - 11.5%               0.00           0.29          87.97           11.28             6.56       58143.00
11.501 - 12.0%               0.00           0.20          91.92           11.74             6.47       65941.00
12.001 - 12.5%               0.00           0.05          84.87           12.23             6.42       64145.00
12.501 - 13.0%               0.00           0.05          85.33           12.72             6.86      100570.00
13.001 - 13.5%               0.00           0.00          69.97           13.06             6.65       48978.00
----------------------------------------------------------------------------------------------------------------
total                        0.07         100.00          79.48            7.29             5.65      170330.00
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates & LTV
-----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates              .01-10          10.01-20       20.01-30     30.01-40    40.01-50     50.01-60       60.01-70    70.01-80
-----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                    0.00           0.00           0.00        0.00       0.00           0.00           0.02      0.04
4.501 - 5.000                    0.00           0.00           0.00        0.01       0.01           0.00           0.08      0.24
5.001 - 5.500                    0.00           0.00           0.00        0.01       0.03           0.07           0.20      1.34
5.501 - 6.000                    0.00           0.00           0.03        0.14       0.23           0.55           1.31      4.54
6.001 - 6.500                    0.00           0.02           0.05        0.11       0.44           0.88           1.81      6.95
6.501 - 7.000                    0.00           0.00           0.06        0.17       0.34           0.55           2.07     10.33
7.001 - 7.500                    0.00           0.02           0.04        0.10       0.25           0.53           1.25      7.85
7.501 - 8.000                    0.00           0.00           0.03        0.08       0.24           0.40           1.20      6.69
8.001 - 8.500                    0.00           0.00           0.03        0.04       0.08           0.19           0.65      2.94
8.501 - 9.000                    0.00           0.01           0.00        0.04       0.08           0.16           0.56      2.38
9.001 - 9.500                    0.00           0.00           0.01        0.01       0.03           0.05           0.15      0.84
9.501 - 10.000                   0.00           0.00           0.00        0.01       0.01           0.05           0.16      0.47
10.001 - 10.500                  0.00           0.00           0.00        0.00       0.03           0.02           0.11      0.18
10.501 - 11.000                  0.00           0.00           0.00        0.00       0.01           0.02           0.07      0.15
11.001 - 11.500                  0.00           0.00           0.00        0.00       0.00           0.01           0.05      0.04
11.501 - 12.000                  0.00           0.00           0.00        0.00       0.00           0.00           0.03      0.03
12.001 - 12.500                  0.00           0.00           0.00        0.00       0.00           0.00           0.00      0.02
12.501 - 13.000                  0.00           0.00           0.00        0.00       0.00           0.00           0.01      0.00
13.001 - 13.500                  0.00           0.00           0.00        0.00       0.00           0.00           0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
total                            0.01           0.06           0.25        0.72       1.78           3.49           9.73     45.03
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------------
Mortg Rates               80.01-90      90.01-100         total          avg FICO      Gross Margin     Avg Prin Bal
-------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                    0.03           0.00            0.08              714            2.9            276723.0
4.501 - 5.000                    0.46           0.00            0.81              729            3.5            288877.0
5.001 - 5.500                    0.42           0.02            2.09              650            5.2            254101.0
5.501 - 6.000                    1.82           0.10            8.73              650            5.4            240153.0
6.001 - 6.500                    3.09           0.51           13.86              640            5.4            208243.0
6.501 - 7.000                    5.55           0.94           20.01              629            5.5            188348.0
7.001 - 7.500                    5.94           1.16           17.14              616            5.7            175821.0
7.501 - 8.000                    6.33           1.94           16.91              603            5.8            163623.0
8.001 - 8.500                    3.46           0.85            8.24              588            5.9            147171.0
8.501 - 9.000                    2.66           1.05            6.93              579            6.1            130476.0
9.001 - 9.500                    0.74           0.26            2.09              567            6.1            115073.0
9.501 - 10.000                   0.39           0.17            1.26              557            6.7            106868.0
10.001 - 10.500                  0.08           0.20            0.62              593            6.4             76614.0
10.501 - 11.000                  0.05           0.35            0.66              616            6.6             69298.0
11.001 - 11.500                  0.04           0.16            0.29              596            6.6             58143.0
11.501 - 12.000                  0.01           0.13            0.20              618            6.5             65941.0
12.001 - 12.500                  0.01           0.01            0.05              568            6.4             64145.0
12.501 - 13.000                  0.02           0.01            0.05              573            6.9            100570.0
13.001 - 13.500                  0.00           0.00            0.00              542            6.7             48978.0
-------------------------------------------------------------------------------------------------------------------------
total                           31.08           7.86          100.00              617            5.7            170330.0
-------------------------------------------------------------------------------------------------------------------------

Here's what we like to see:                                    1,116,004,531.68

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance) For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

-------------------------------------------------------------------------------------------------------------------
FICO & Documentation                                                                                                    100
-------------------------------------------------------------------------------------------------------------------
FICO Score                  Full DOC       Limited Doc    Stated Doc    All Docs   Avg Prin Bal     Current LTV
-------------------------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                             0.00            0.00          0.00       0.00            0.00            0.00
500-550                            10.58            0.55          3.73      14.86         152,380           75.76
551-600                            16.17            1.12          6.68      23.96         166,310           79.62
601-650                            16.90            1.85         14.22      32.96         189,033           80.44
651-700                             7.22            1.01         11.81      20.03         194,405           80.02
701-750                             2.14            0.29          3.57       6.01         209,504           80.07
751-800                             1.13            0.01          0.95       2.09         243,074           78.11
801-850                             0.05            0.00          0.04       0.09         329,471           79.97
-------------------------------------------------------------------------------------------------------------------
Total                              54.18            4.82         41.00     100.00         179,682           79.39
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
LTV & FICO
----------------------------------------------------------------------------------------------------------------------------------
Current LTV                FICO NA        FICO 500-550       551-600        601-650     651-700       701-750         751-800
----------------------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                         0.00            0.00            0.00          0.00       0.00            0.00            0.00
10.01-20                            0.00            0.00            0.02          0.01       0.00            0.00            0.00
20.01-30                            0.00            0.03            0.10          0.06       0.04            0.01            0.02
30.01-40                            0.00            0.15            0.09          0.07       0.10            0.09            0.03
40.01-50                            0.00            0.35            0.53          0.43       0.25            0.05            0.02
50.01-60                            0.00            0.67            0.88          0.92       0.43            0.04            0.06
60.01-70                            0.00            2.52            2.58          2.22       1.08            0.54            0.24
70.01-80                            0.00            7.10            9.12         17.42      12.37            3.33            1.14
80.01-90                            0.00            3.99            8.42          9.16       4.35            1.61            0.49
90.01-100                           0.00            0.04            2.22          2.67       1.41            0.34            0.10
----------------------------------------------------------------------------------------------------------------------------------
Total                               0.00           14.86           23.96         32.96      20.03            6.01            2.09
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LTV & FICO
---------------------------------------------------------------------------------------------------------
Current LTV                801-850        total       Avg Prin Bal          WAC          Gross Margin
---------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00                     0.00            0.01          42,230             8.076             0.000
10.01-20                        0.00            0.03          89,029             7.851             6.001
20.01-30                        0.00            0.25          81,242             7.195             5.743
30.01-40                        0.00            0.52         122,900             6.999             5.553
40.01-50                        0.00            1.63         145,095             7.150             5.786
50.01-60                        0.00            3.00         165,813             7.064             5.956
60.01-70                        0.00            9.18         173,295             7.202             5.956
70.01-80                        0.09           50.58         176,498             7.148             5.663
80.01-90                        0.00           28.03         202,337             7.428             5.736
90.01-100                       0.00            6.78         164,082             8.106             5.700
---------------------------------------------------------------------------------------------------------
Total                           0.09          100.00         179,682             7.293             5.718
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Prin Balance & FICO
---------------------------------------------------------------------------------------------------------------------------------
Prin Balance               FICO NA       FICO 500-550       551-600        601-650     651-700       701-750         751-800
---------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                       0.00            0.23            0.29          0.16       0.06            0.02            0.01
$50,001 - $100,000                 0.00            2.23            2.91          3.02       1.75            0.47            0.17
$100,001 - $150,000                0.00            2.87            4.59          5.50       3.22            0.78            0.13
$150,001 - $200,000                0.00            2.96            4.02          4.77       2.88            0.66            0.15
$200,001 - $250,000                0.00            2.20            3.06          3.79       2.05            0.64            0.15
$250,001 - $300,000                0.00            1.51            2.27          3.02       2.07            0.67            0.17
$300,001 - $350,000                0.00            0.95            2.28          3.19       2.12            0.65            0.14
$350,001 - $400,000                0.00            0.79            2.10          4.25       2.58            0.98            0.27
$400,001 - $450,000                0.00            0.72            0.95          2.09       1.22            0.38            0.23
$450,001 - $500,000                0.00            0.35            1.03          2.07       1.29            0.60            0.34
$500,001 - $550,000                0.00            0.05            0.24          0.24       0.23            0.00            0.05
$550,001 - $600,000                0.00            0.00            0.05          0.57       0.31            0.11            0.10
$600,001 - $650,000                0.00            0.00            0.11          0.17       0.11            0.05            0.06
$650,001 - $700,000                0.00            0.00            0.00          0.06       0.06            0.00            0.06
$700,001 - $750,000                0.00            0.00            0.07          0.07       0.07            0.00            0.06
$750,001 - $800,000                0.00            0.00            0.00          0.00       0.00            0.00            0.00
$800,001 - $850,000                0.00            0.00            0.00          0.00       0.00            0.00            0.00
$850,001 - $900,000                0.00            0.00            0.00          0.00       0.00            0.00            0.00
$900,001 - $950,000                0.00            0.00            0.00          0.00       0.00            0.00            0.00
$950,001 - $1,000,000              0.00            0.00            0.00          0.00       0.00            0.00            0.00
>= $1,000,000                      0.00            0.00            0.00          0.00       0.00            0.00            0.00
---------------------------------------------------------------------------------------------------------------------------------
total                              0.00           14.86           23.96         32.96      20.03            6.01            2.09
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prin Balance & FICO
---------------------------------------------------------------------------------------------------------
Prin Balance               801-850        total        Current LTV          WAC          Gross Margin
---------------------------------------------------------------------------------------------------------
(50,000 increments)
$1 - $50,000                    0.00            0.75           68.90             9.012             6.104
$50,001 - $100,000              0.00           10.56           78.53             8.150             5.948
$100,001 - $150,000             0.01           17.11           79.11             7.557             5.830
$150,001 - $200,000             0.00           15.44           77.97             7.335             5.818
$200,001 - $250,000             0.00           11.89           78.58             7.322             5.808
$250,001 - $300,000             0.00            9.71           79.89             7.118             5.657
$300,001 - $350,000             0.00            9.34           80.42             7.068             5.706
$350,001 - $400,000             0.04           11.01           81.33             6.821             5.520
$400,001 - $450,000             0.00            5.58           81.24             6.868             5.506
$450,001 - $500,000             0.04            5.72           81.24             6.817             5.462
$500,001 - $550,000             0.00            0.80           80.05             7.116             5.774
$550,001 - $600,000             0.00            1.14           78.72             6.519             5.272
$600,001 - $650,000             0.00            0.51           74.54             6.658             5.450
$650,001 - $700,000             0.00            0.18           81.23             6.446             5.300
$700,001 - $750,000             0.00            0.27           76.20             6.475             5.158
$750,001 - $800,000             0.00            0.00            0.00             0.000             0.000
$800,001 - $850,000             0.00            0.00            0.00             0.000             0.000
$850,001 - $900,000             0.00            0.00            0.00             0.000             0.000
$900,001 - $950,000             0.00            0.00            0.00             0.000             0.000
$950,001 - $1,000,000           0.00            0.00            0.00             0.000             0.000
>= $1,000,000                   0.00            0.00            0.00             0.000             0.000
---------------------------------------------------------------------------------------------------------
total                           0.09          100.00           79.39             7.293             5.718
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty & FICO
---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term    FICO NA       FICO 500-550       551-600        601-650     651-700       701-750         751-800
---------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                  0.00            3.35            4.58          5.51       3.31            1.48            0.60
6                                  0.00            0.01            0.01          0.00       0.00            0.00            0.01
12                                 0.00            0.51            1.00          1.55       1.30            0.37            0.20
18                                 0.00            0.00            0.00          0.02       0.00            0.00            0.00
24                                 0.00            7.50           12.15         14.27       7.41            1.92            0.54
30                                 0.00            0.03            0.01          0.00       0.00            0.00            0.00
36                                 0.00            2.95            5.73         10.77       7.35            2.07            0.69
54                                 0.00            0.00            0.02          0.00       0.00            0.00            0.00
60                                 0.00            0.51            0.44          0.84       0.67            0.17            0.05
---------------------------------------------------------------------------------------------------------------------------------
total                              0.00           14.86           23.96         32.96      20.03            6.01            2.09
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty & FICO
---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term      801-850        total        Current LTV          WAC          Gross Margin     Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                                 0.00           18.84           79.05              7.61              5.65       161735.00
6                                 0.00            0.03           82.20              9.13              7.71       104383.00
12                                0.00            4.93           76.83              7.18              5.61       214053.00
18                                0.00            0.02           90.00              6.89              5.39       225000.00
24                                0.09           43.88           80.37              7.21              5.64       195643.00
30                                0.00            0.04           83.09              7.50              6.25       240575.00
36                                0.00           29.56           78.41              7.23              6.01       172461.00
54                                0.00            0.02           84.58              7.99              0.00       200454.00
60                                0.00            2.68           81.14              7.38              6.60       129458.00
---------------------------------------------------------------------------------------------------------------------------
total                             0.09          100.00           79.39              7.29              5.72       179682.00
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                FICO NA      FICO 500-550       551-600        601-650     651-700       701-750         751-800
--------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                      0.00            0.00            0.00          0.00       0.00            0.04            0.00
4.501 - 5.0%                      0.00            0.00            0.00          0.09       0.11            0.43            0.31
5.001 - 5.5%                      0.00            0.04            0.18          1.17       0.71            0.25            0.06
5.501 - 6.0%                      0.00            0.02            1.10          3.36       2.86            1.00            0.33
6.001 - 6.5%                      0.00            0.33            2.27          5.60       3.38            1.03            0.34
6.501 - 7.0%                      0.00            1.15            4.71          8.12       4.62            1.44            0.55
7.001 - 7.5%                      0.00            2.01            4.73          6.02       3.63            0.86            0.24
7.501 - 8.0%                      0.00            3.42            4.53          5.00       3.12            0.55            0.12
8.001 - 8.5%                      0.00            2.57            2.33          1.83       0.78            0.15            0.04
8.501 - 9.0%                      0.00            2.56            2.31          1.11       0.42            0.11            0.05
9.001 - 9.5%                      0.00            1.08            0.83          0.32       0.08            0.04            0.01
9.501 - 10.0%                     0.00            0.78            0.63          0.06       0.10            0.00            0.00
10.001 - 10.5%                    0.00            0.34            0.09          0.09       0.05            0.04            0.02
10.501 - 11.0%                    0.00            0.30            0.13          0.09       0.10            0.04            0.03
11.001 - 11.5%                    0.00            0.16            0.05          0.04       0.03            0.01            0.00
11.501 - 12.0%                    0.00            0.05            0.01          0.05       0.05            0.02            0.00
12.001 - 12.5%                    0.00            0.03            0.02          0.01       0.01            0.00            0.00
12.501 - 13.0%                    0.00            0.02            0.04          0.01       0.00            0.00            0.00
13.001 - 13.5%                    0.00            0.00            0.00          0.00       0.00            0.00            0.00
--------------------------------------------------------------------------------------------------------------------------------
total                             0.00           14.86           23.96         32.96      20.03            6.01            2.09
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Mortg Rates & FICO
---------------------------------------------------------------------------------------------------------------------------
Mortg Rates                  801-850        total        Current LTV          WAC          Gross Margin     Avg Prin Bal
---------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.5%                      0.00            0.04           82.68              4.20              2.82       248600.00
4.501 - 5.0%                      0.00            0.94           78.84              4.77              3.53       308157.00
5.001 - 5.5%                      0.05            2.45           76.97              5.38              5.23       270466.00
5.501 - 6.0%                      0.00            8.67           76.17              5.88              5.34       260727.00
6.001 - 6.5%                      0.00           12.95           76.06              6.34              5.45       226874.00
6.501 - 7.0%                      0.04           20.65           79.04              6.82              5.53       199316.00
7.001 - 7.5%                      0.00           17.50           80.21              7.30              5.70       184396.00
7.501 - 8.0%                      0.00           16.74           81.40              7.81              5.92       167678.00
8.001 - 8.5%                      0.00            7.70           81.04              8.29              6.11       155018.00
8.501 - 9.0%                      0.00            6.55           81.56              8.78              6.30       131261.00
9.001 - 9.5%                      0.00            2.35           80.40              9.27              6.19       119626.00
9.501 - 10.0%                     0.00            1.58           80.34              9.80              6.80       113908.00
10.001 - 10.5%                    0.00            0.62           78.43             10.30              6.57        82949.00
10.501 - 11.0%                    0.00            0.69           83.34             10.80              6.70        89608.00
11.001 - 11.5%                    0.00            0.28           82.10             11.30              6.58        77719.00
11.501 - 12.0%                    0.00            0.17           91.33             11.75              6.37        79962.00
12.001 - 12.5%                    0.00            0.06           85.30             12.24              6.57        67578.00
12.501 - 13.0%                    0.00            0.06           87.29             12.75              6.77       101947.00
13.001 - 13.5%                    0.00            0.00           69.97             13.06              6.65        48978.00
---------------------------------------------------------------------------------------------------------------------------
total                             0.09          100.00           79.39              7.29              5.72       179682.00
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates & LTV
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                .01-10         10.01-20        20.01-30       30.01-40     40.01-50     50.01-60        60.01-70
--------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                     0.00            0.00            0.00          0.00       0.00            0.00            0.00
4.501 - 5.000                     0.00            0.00            0.00          0.02       0.02            0.00            0.12
5.001 - 5.500                     0.00            0.00            0.00          0.01       0.03            0.11            0.21
5.501 - 6.000                     0.00            0.00            0.02          0.11       0.15            0.39            1.11
6.001 - 6.500                     0.00            0.01            0.05          0.04       0.38            0.80            1.70
6.501 - 7.000                     0.00            0.00            0.05          0.10       0.32            0.40            1.93
7.001 - 7.500                     0.00            0.02            0.04          0.07       0.23            0.43            1.16
7.501 - 8.000                     0.00            0.00            0.03          0.06       0.25            0.35            1.04
8.001 - 8.500                     0.00            0.00            0.04          0.05       0.08            0.19            0.61
8.501 - 9.000                     0.00            0.00            0.00          0.04       0.09            0.13            0.55
9.001 - 9.500                     0.00            0.00            0.01          0.01       0.03            0.07            0.19
9.501 - 10.000                    0.00            0.00            0.00          0.00       0.00            0.07            0.20
10.001 - 10.500                   0.00            0.00            0.00          0.00       0.04            0.02            0.14
10.501 - 11.000                   0.00            0.01            0.00          0.00       0.01            0.03            0.10
11.001 - 11.500                   0.00            0.00            0.00          0.00       0.00            0.01            0.06
11.501 - 12.000                   0.00            0.00            0.00          0.00       0.00            0.00            0.02
12.001 - 12.500                   0.00            0.00            0.00          0.00       0.00            0.00            0.00
12.501 - 13.000                   0.00            0.00            0.00          0.00       0.00            0.00            0.01
13.001 - 13.500                   0.00            0.00            0.00          0.00       0.00            0.00            0.00
--------------------------------------------------------------------------------------------------------------------------------
total                             0.01            0.03            0.25          0.52       1.63            3.00            9.18
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates & LTV
----------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                  70.01-80   80.01-90      90.01-100      total        avg FICO       Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.001 - 4.500                     0.03          0.01          0.00          0.04            707             2.8          248600.0
4.501 - 5.000                     0.25          0.53          0.00          0.94            728             3.5          308157.0
5.001 - 5.500                     1.60          0.46          0.03          2.45            650             5.2          270466.0
5.501 - 6.000                     5.20          1.64          0.04          8.67            650             5.3          260727.0
6.001 - 6.500                     7.13          2.43          0.40         12.95            639             5.5          226874.0
6.501 - 7.000                    11.71          5.30          0.84         20.65            631             5.5          199316.0
7.001 - 7.500                     9.14          5.40          1.00         17.50            617             5.7          184396.0
7.501 - 8.000                     7.69          5.62          1.70         16.74            605             5.9          167678.0
8.001 - 8.500                     3.12          2.82          0.79          7.70            584             6.1          155018.0
8.501 - 9.000                     2.55          2.36          0.83          6.55            574             6.3          131261.0
9.001 - 9.500                     1.02          0.68          0.33          2.35            565             6.2          119626.0
9.501 - 10.000                    0.62          0.49          0.20          1.58            555             6.8          113908.0
10.001 - 10.500                   0.22          0.08          0.13          0.62            574             6.6           82949.0
10.501 - 11.000                   0.20          0.07          0.27          0.69            592             6.7           89608.0
11.001 - 11.500                   0.05          0.06          0.09          0.28            567             6.6           77719.0
11.501 - 12.000                   0.03          0.01          0.11          0.17            616             6.4           79962.0
12.001 - 12.500                   0.02          0.02          0.01          0.06            569             6.6           67578.0
12.501 - 13.000                   0.01          0.03          0.01          0.06            581             6.8          101947.0
13.001 - 13.500                   0.00          0.00          0.00          0.00            542             6.7           48978.0
----------------------------------------------------------------------------------------------------------------------------------
total                            50.58         28.03          6.78        100.00            617             5.7          179682.0
----------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                MORGAN STANLEY
                                 MSAC 2004-HE9
                                  All records

1. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              % of
                                                                            Mortgage
                                                                             Pool by
                                                                Aggregate   Aggregate   Weighted   Weighted    Weighted
                                                   Number        Cut-off     Cut-off     Average    Average     Average   Weighted
                                                     of           Date        Date        Gross    Remaining   Combined   Average
                                                  Mortgage      Principal   Principal   Interest     Term      Original     FICO
Geographic Distribution of Mortgaged Properties     Loans      Balance ($)   Balance    Rate (%)   (months)       LTV      Score
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                                  45      4,655,441       0.27       7.796        350       84.36       610
Alaska                                                    5        688,416       0.04       7.151        357       81.28       637
Arizona                                                 230     30,889,879       1.80       7.331        354       83.18       619
Arkansas                                                 33      3,201,043       0.19       8.103        349       87.76       586
California                                            2,548    617,188,823      35.96       6.907        352       77.71       626
Colorado                                                146     23,146,969       1.35       7.149        355       81.79       612
Connecticut                                             130     22,010,458       1.28       7.442        351       78.75       613
Delaware                                                 17      3,117,200       0.18       8.296        357       76.81       582
District of Columbia                                     23      4,167,860       0.24       7.453        354       72.47       597
Florida                                               1,415    200,645,540      11.69       7.453        353       80.99       610
Georgia                                                 171     24,568,402       1.43       7.604        352       82.28       612
Hawaii                                                   65     18,196,889       1.06       6.775        355       78.83       650
Idaho                                                    42      4,023,043       0.23       7.382        349       81.28       614
Illinois                                                235     37,279,680       2.17       7.731        352       82.35       605
Indiana                                                 147     14,611,689       0.85       7.793        349       85.86       612
Iowa                                                     33      2,973,958       0.17       8.144        357       85.61       620
Kansas                                                   24      2,205,628       0.13       8.484        349       82.43       593
Kentucky                                                 59      5,222,928       0.30       7.702        351       85.30       609
Louisiana                                                70      8,227,285       0.48       7.611        338       81.71       597
Maine                                                    27      3,391,376       0.20       7.465        343       80.96       613
Maryland                                                228     42,671,366       2.49       7.671        353       81.40       602
Massachusetts                                           205     45,285,847       2.64       7.156        355       79.09       623
Michigan                                                238     26,034,897       1.52       7.933        354       82.20       600
Minnesota                                               137     21,745,632       1.27       7.413        354       81.15       615
Mississippi                                              23      2,429,121       0.14       8.033        351       85.28       585
Missouri                                                112     11,323,483       0.66       7.894        349       83.75       601
Montana                                                  12      1,774,697       0.10       7.460        357       77.03       618
Nebraska                                                 17      1,574,373       0.09       7.518        355       83.96       620
Nevada                                                  226     43,126,960       2.51       7.370        355       81.42       619
New Hampshire                                            29      5,273,943       0.31       7.370        355       80.31       610
New Jersey                                              299     62,949,634       3.67       7.465        353       79.61       612
New Mexico                                               45      5,834,945       0.34       7.794        351       83.89       608
New York                                                488    107,568,173       6.27       7.221        353       77.01       623
North Carolina                                           76      7,950,911       0.46       8.228        348       82.19       601
North Dakota                                              3        410,913       0.02       7.401        357       84.85       618
Ohio                                                    287     29,672,013       1.73       7.844        350       83.52       602
Oklahoma                                                 60      5,471,978       0.32       7.693        351       82.63       620
Oregon                                                  129     17,274,059       1.01       7.256        350       81.84       626
Pennsylvania                                            228     27,731,829       1.62       7.739        348       83.55       608
Rhode Island                                             70     12,267,078       0.71       7.407        352       77.35       629
South Carolina                                           54      6,683,777       0.39       7.767        350       83.48       605
South Dakota                                              2        204,967       0.01       6.778        357       83.71       658
Tennessee                                               154     15,001,408       0.87       7.807        344       82.81       607
Texas                                                   888     85,994,064       5.01       7.808        332       78.77       604
Utah                                                     38      4,684,609       0.27       7.330        350       85.02       622
Vermont                                                   4        699,147       0.04       8.270        307       72.82       623
Virginia                                                217     41,836,062       2.44       7.554        352       80.99       614
Washington                                              251     41,801,939       2.44       7.173        352       81.69       622
West Virginia                                             9        780,180       0.05       8.979        340       80.53       557
Wisconsin                                                78      9,309,915       0.54       7.876        353       82.85       604
Wyoming                                                   4        461,663       0.03       7.533        357       84.57       639
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                               10,076  1,716,242,088     100.00       7.289        351       79.67       617
-----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 51

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE9
                                   All records
Table of Contents
1. Silent Seconds Total Pool
2. Silent Seconds Group 3
3. Silent Seconds Northern California
4. Silent Seconds Southern California

1. Silent Seconds Total Pool

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Total Pool             Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score      Refi
--------------------------------------------------------------------------------------------------------------------------------
No                                      8,231   1,379,982,359       80.41      7.384         350      79.57        609     72.79
Yes                                     1,845     336,259,729       19.59      6.897         355      80.09        650     14.42
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 10,076   1,716,242,088      100.00      7.289         351      79.67        617     61.36
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                      Pct
                                     Single    Pct      Pct
Silent Seconds Total Pool            Family    PUD    Full Doc
--------------------------------------------------------------
No                                    77.57    8.37      57.19
Yes                                   75.41   10.35      45.65
--------------------------------------------------------------
Total:                                77.15    8.76      54.93
--------------------------------------------------------------


2. Silent Seconds Group 3

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Group 3                Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score      Refi
--------------------------------------------------------------------------------------------------------------------------------
No                                      4,835     857,038,067       76.80      7.410         351      79.47        607      72.8
Yes                                     1,376     258,966,464       23.20      6.909         355      79.94        651     16.81
--------------------------------------------------------------------------------------------------------------------------------
Total:                                  6,211   1,116,004,532      100.00      7.293         352      79.58        617     59.81
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                      Pct
                                     Single   Pct      Pct
Silent Seconds Group 3               Family   PUD    Full Doc
--------------------------------------------------------------
No                                    79.77   7.55      57.18
Yes                                   77.92   7.68      44.24
--------------------------------------------------------------
Total:                                79.34   7.58      54.18
--------------------------------------------------------------


3. Silent Seconds Northern California

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Northern California    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score      Refi
--------------------------------------------------------------------------------------------------------------------------------
No                                        574     128,929,197       77.82      7.107         352      80.01        618     75.01
Yes                                       133      36,755,110       22.18      6.182         347      80.22        669     13.24
--------------------------------------------------------------------------------------------------------------------------------
Total:                                    707     165,684,306      100.00      6.902         351      80.05        629     61.31
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                      Pct
                                     Single   Pct      Pct
Silent Seconds Northern California   Family   PUD    Full Doc
--------------------------------------------------------------
No                                    87.20   5.84      57.64
Yes                                   83.25   7.36      41.93
--------------------------------------------------------------
Total:                                86.32   6.18      54.16
--------------------------------------------------------------


4. Silent Seconds Southern California

--------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                Mortgage
                                                                 Pool by
                                                  Aggregate     Aggregate   Weighted   Weighted    Weighted
                                      Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                        of          Date          Date       Gross     Remaining     Comb     Average      Pct
                                     Mortgage     Principal     Principal   Interest     Term      Original     FICO     Cashout
Silent Seconds Southern California    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score      Refi
--------------------------------------------------------------------------------------------------------------------------------
No                                      1,559     374,715,117       82.99      6.954         352      76.25        617     81.39
Yes                                       282      76,789,399       17.01      6.692         356      79.80        662     13.91
--------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,841     451,504,516      100.00      6.909         353      76.85        625     69.91
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                      Pct
                                     Single   Pct      Pct
Silent Seconds Southern California   Family   PUD    Full Doc
--------------------------------------------------------------
No                                    79.39   4.95      49.94
Yes                                   72.12   5.15      39.35
--------------------------------------------------------------
Total:                                78.15   4.99      48.14
--------------------------------------------------------------